LIQUIDITY	12 Months Ended
Dec. 31, 2020
LIQUIDITY
2. LIQUIDITY

The Company has experienced significant losses and negative cash flows from operations in the past. Management has secured new managed services contracts, implemented a strategy which includes cost reduction efforts, as well as identifying strategic acquisitions to improve the overall profitability and cash flows of the Company.

During the year ended December 31, 2020, the Company received proceeds from the issuance of notes payable of approximately $1,760,500. The Company also has working capital of $298,247 at December 31, 2020.

Management intends to finance operating costs over the next twelve months from the date of the issuance of these consolidated financial statements with existing cash on hand and expected cash flow from operations, in addition to the issuance of additional convertible debt to invest in sales and marketing activities. Management believes the expected cash flow from operations, cash flow from the issuance of convertible notes and cash on hand will be sufficient to finance operations over the next twelve months from the date of this report.

In December 2019, a novel strain of coronavirus (COVID-19) surfaced. The spread of COVID-19 around the world in 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, as of August the Company has transitioned its operations to 100% work from home and there has been minimal impact to our internal operations from the transition. The Company is unable to determine if there will be a material future impact to its customers’ operations and ultimately an impact to the Company’s overall revenues.